                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                                  June 30, 2014

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

        Date: June 30, 2014          EDWARD S. LAMPERT

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------

                                     ESL PARTNERS, L.P.

                                     By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     SPE I PARTNERS, LP

                                     By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     SPE MASTER I, LP

                                     By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     RBS PARTNERS, L.P.

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     ESL INSTITUTIONAL PARTNERS, L.P.

                                     By:    RBS Investment Management, L.L.C.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     RBS INVESTMENT MANAGEMENT, L.L.C.

                                     By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     CRK PARTNERS, LLC

                                     By:    ESL Investments, Inc.
                                     Its:   Sole Member

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer

                                     ESL INVESTMENTS, INC.

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer